                               1999 ANNUAL REPORT






                                                AN ANNUAL REPORT IS A
                                               TIME TO BOTH LOOK BACK
                                                  AND GAZE FORWARD.

                                             SO IT IS WITH PLEASURE THAT
                                              WE PRESENT YOU WITH THE
                                               GOOD RETURNS OF 1999.

                                                AND IT IS WITH GREAT
                                              ANTICIPATION THAT WE LOOK
                                               TOWARD THE YEAR 2000.







                                                 [MARSICO FUNDS LOGO]

                                TABLE OF CONTENTS

                Letter to Shareholders                         1

                Technology-Related Investments                11

                Overview of Focus Fund                        12

                Overview of Growth & Income Fund              13

                Schedule of Investments                       14

                Statements of Assets and Liabilities          20

                Statements of Operations                      21

                Statements of Changes in Net Assets           22

                Financial Highlights                          23

                Notes to Financial Statements                 24

                Report of Independent Accountants             29

This report is submitted for the general information of Marsico Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds.


[MARSICO FUNDS LOGO]

                            DEAR FELLOW SHAREHOLDERS


     We are pleased to have just celebrated the two-year anniversary of Marsico Capital Management. We never forget that our investors have trusted us with their hard-earned money, their hopes and their plans for the future. So we care deeply about the returns we are able to provide you. This year, we are especially proud to present to you the annual report of the Marsico Funds for the fiscal year ended September 30, 1999. Over the past year, the Funds significantly outperformed the S&P 500(R) Index, which is what we consider our primary equity benchmark. For the 12 months ended September 30, the Focus Fund gained 41.02%, while the Growth & Income Fund advanced by 41.16%. The S&P 500(R), over the same period, provided a return of 27.80%. Since the Funds' date of inception (December 31, 1997) to September 30, 1999, the Focus Fund and Growth & Income Fund have provided average annual total returns of 37.42% and 32.20%, respectively, while the S&P 500(R) Index returned 18.97%.*

A QUICK REVIEW OF THIS INVESTMENT YEAR

     Fiscal year 1999 began under somewhat inauspicious circumstances, with a variety of concerns (e.g., presidential impeachment proceedings, the emergency bail-out of a major hedge fund, concerns over a possible global credit crunch) conspiring to create a difficult environment for equity investors. However, due in part to strong leadership exhibited by the Federal Reserve, which acted quickly to reduce interest rates and ease monetary policy (there were three interest rate cuts over a span of seven weeks), the S&P 500(R) Index staged a powerful rally, surging by more than 21% in the quarter ended December 31, 1998. This was the best quarterly performance for the S&P 500(R) Index since 1987. The Focus Fund and Growth & Income Fund, helped in particular by their holdings in the technology and financial services sectors, participated fully in the market's recovery, gaining 22.41% and 24.26%, respectively, during this quarter.

     U.S. stocks opened 1999 in seemingly benign fashion, with S&P 500(R) Index returns during January and February being essentially "flat" and rising by about 4% in March. The S&P 500(R)'s overall return for the quarter (4.98%) masked

                                   TOM MARSICO


                             [PHOTO OF TOM MARSICO]


"It's not just about looking at a company's financials. It's about looking at its ethics, its values, its dreams and its personality. It's about talking to the top management and the hardest-working salesperson. It's about listening to customers. Our funds are made up of smart companies and great industries with good people and good ideas working inside."

                                 CONTINUED. . .


considerable volatility; during the quarter, there were many trading days where the Index moved by 2% or more. On March 29, the Dow Jones Industrial Average closed above 10,000 for the first time in its history. While this level may have been important from a psychological perspective, a more telling expression of the market environment, in our view, related to corporate earnings in the quarter. Positive earnings surprises for S&P 500(R) Index companies outpaced negative surprises by nearly 2-1/2 times. Technology-related companies were once again among the market leaders performance-wise, accompanied by retail, consumer and financial services stocks. Once again, the Marsico Funds fared well. The Focus Fund posted a quarterly return of 12.56%, while the Growth & Income Fund gained 9.55% for the quarter ended March 31, 1999.

     As the second quarter of 1999 unfolded, the Federal Reserve's interest rate policy and inflation indicators were at the center of investors' attention. During April, the Consumer Price Index (CPI) was reported up 0.7% -- the CPI's largest monthly gain since 1990. In May, the Fed announced that it had shifted to a tightening bias. Many investors became more cautious, believing that the Fed would possibly embark upon a series of interest rate increases as a means of "cooling" the U.S. economy. The Fed did increase short-term rates on June 30, but simultaneously signaled that it had shifted to a neutral interest rate bias. Amidst the Federal Reserve's change in interest rate policy and fluctuating CPI data, U.S. stock market leadership rotated dramatically. Over just six days in April (subsequently dubbed the "cyclical" rally), the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 11%. However, by the end of the quarter, it appeared that growth stocks had regained their leadership role; during June, the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 141%. For the quarter as a whole, the Marsico Funds, while trailing the S&P 500(R) Index's return of 7.05%, generated respectable performance. The Focus Fund was up 2.35%, while the Growth & Income Fund posted a quarterly return of 5.98%. The Funds were buoyed once again by their positions

[PHOTO]

[PHOTO]

[PHOTO]

[PHOTO]
                              Before we invest, we
                             don't just meet with a
                               company's manager.
                            We like to sit down with
                            the financial folks, the
                             engineers, the factory
                             workers, the suppliers
                               and the production
                             people. Then, for good
                            measure, we also like to
                           have a cup of coffee with
                              a few of their best
                                   customers.

in the technology sector, while select retail and consumer-related positions also fared well. However, results were adversely affected by the Funds' positions in financial services stocks, which were under pressure from the threat of potentially higher interest rates. Other areas that detracted from performance were transportation and pharmaceutical companies.

     The third quarter of 1999 was characterized by a continued high degree of stock market volatility, which was attributable in large part to interest rate,

                                 CONTINUED. . .


inflation and yen-dollar worries. The Federal Reserve increased interest rates again on August 24. Concerns over the Federal Reserve's longer-term interest rate outlook, coupled with additional signs that the U.S. economic growth rate remained strong, drove U.S. stocks -- as measured by the S&P 500(R) -- down more than 6% in the quarter. Only two sectors of the U.S. stock market -- technology and capital goods -- produced positive returns during the quarter. Companies in the financial services sector, particularly banks, were hit hard due to the pressure of rising interest rates. Healthcare-related and transportation stocks also struggled, declining by 10% and 20%, respectively. Despite the difficult overall environment for equities, the Marsico Funds fared well for the quarter -- the Focus Fund had a return of 0.00%, while the Growth & Income Fund declined by 2.16%. Both Funds substantially outperformed the S&P 500(R) Index, which returned a negative 6.24% for the quarter ended September 30, 1999. The Funds were helped primarily by their holdings in a group of technology companies, including EMC Corporation and Cisco Systems. Other Fund positions that performed well included Home Depot, McDonald's and General Electric. Relative

[PHOTO]

[PHOTO]

[PHOTO]


                           (Left, from top to bottom)

JIM HILLARY,
  Senior Analyst/Portfolio Manager

JENNIFER SACCOMANO, Analyst

DAN CROWE, Analyst

BRETT SPURR, Analyst

                           (Right, from top to bottom)

SUSAN DOYLE, Analyst

JORDON LAYCOB, Senior Analyst

JOE CHIN, Analyst

                                [VARIOUS PHOTOS]

                                 CONTINUED. . .


underweightings in healthcare-related and transportation companies also contributed positively to our performance. However, the Funds' allocations for financial services, cable/media and entertainment companies detracted from results.

INVESTMENT OUTLOOK

     Our overall market perspective has not changed a great deal since our last letter to shareholders that was included with your September 30 statement. On balance, we remain positive about the outlook for equity investing. We continue to believe there are important strengths to build on in the U.S. economy that could augur well for financial markets over the long run. While U.S. economic growth has been strong, we do not think inflation is currently a threat. We believe that a continued low inflation environment should create the potential -- over time -- for lower interest rates. That, in turn, should create a favorable backdrop for equities. We would attribute the low inflation rate in part to productivity enhancements fostered by rapid, innovative technological developments. Further, the U.S. consumer is strong, the U.S. employment rate remains high and the amount of federal budget surpluses is projected to grow. Our view is that the dollar remains strong and any perceived weakness compared to the yen is a case of the yen returning to historical levels.

     We do expect that volatility, in both the stock and bond markets, will continue. We note that for the first nine months of 1999, 39% of the trading days resulted in price changes of 1% or more in the S&P 500(R) Index. We believe that the importance of good stock selection -- as opposed to being "right" on the general sector or industry -- will increase even further as we move into the new millennium. We believe our positions in technology are prudently diversified across a variety of high quality companies, including telecommunications equipment, data storage, hardware and software. Other areas we find attractive include the financial services and retail sectors.

                                [VARIOUS PHOTOS]

                                 CONTINUED. . .


     As always, we are completely focused on conducting hands-on, intensive analysis of companies in our investment universe. The Funds have our full attention every single day. We are committed to doing our utmost to generate competitive investment returns, no matter what the market environment.

     We have assembled a cohesive, energetic, creative group of investment professionals who work with the Funds on a daily basis. I am very proud of their individual and collective efforts, and look forward to working closely with them for many years.

     We deeply appreciate having you as a shareholder in the Marsico Funds. We think we have created a first-rate investment team here at Marsico Capital Management, one that is 100% focused on generating strong investment results for our shareholders. We look forward to being an integral part of your investment program for a long time to come.

Sincerely,

/s/ THOMAS F. MARSICO

Thomas F. Marsico
Portfolio Manager

Sunstone Distribution Services, LLC, Distributor


*Past performance is no guarantee of future results. Total returns are based on net change in net asset value (NAV) assuming reinvestment of distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Because it is not diversified, the Focus Fund may take larger positions in fewer companies, thereby concentrating its holdings in what the manager believes to be the best investment ideas. Such concentration also increases the overall risk profile of the Focus Fund. The S&P 500(R) Index is a registered trademark of Standard & Poor's Corporation and is an unmanaged, broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index. References to specific securities or industries should not be considered recommendations to buy or sell any securities.

NETWORKING COMPANIES

[PICTURE]

Produce the equipment that enables voice and data communications delivered in the form of voice or packets across a carrier's network. Customers include service providers that must buy networking equipment to operate their businesses.

Examples: Cisco Systems,  Lucent Technologies


ISPS

[PICTURE]

Provide consumers and businesses with Internet access or an online service.

Examples: AT&T, MCI WorldCom, America Online, Microsoft

[PICTURE]


DATA STORAGE COMPANIES

[PICTURE]

Provide large file systems capable of storing massive amounts of data.

Example: EMC Corporation

The stocks mentioned in the Technology-Related Investments section are meant to illustrate issuers representing different industries in this sector. The Marsico Funds may or may not hold these securities.

                         TECHNOLOGY-RELATED INVESTMENTS


[PICTURE]

Produce integrated circuits or "chips" used in computers, telecommunications and data networking, cellular telephone technology and routers.

Examples: Intel (chips), QUALCOMM (wireless)

                                                         SEMICONDUCTOR COMPANIES



Operators of extensive networks used to provide voice/data services such as local voice, long distance, data transport and cellular service.

[PICTURE]

Examples: AT&T, MCI WorldCom

                                                      SERVICE PROVIDERS/CARRIERS



[PICTURE]

Develop and manufacture computer-related products including software, PCs, workstations, servers, storage devices and mainframes.

Examples: Sun Microsystems, Microsoft, Dell Computer

                                                           HARDWARE AND SOFTWARE


     As you review the annual report, you may discover that the technology sector weighting has increased since last year. Although these levels may appear high at first, we wanted to share with you our rationale for investing in technology and the manner in which we have diversified the Funds' holdings.

     In our view, the United States has shifted toward being an information-based economy, and a variety of "winning" technology companies is emerging. In the context of a "connected world," we believe people throughout the world want/need to be able to communicate everywhere -- at any time -- by a variety of interactive media (e.g., voice, e-mail, video). The availability of these communications channels, at affordable prices, underlies what we see as escalating demand for products such as semiconductors, hardware, software, networking services, wireless technology and data storage.

     We have chosen to focus our investments in technology companies that have a variety of important fundamental attributes. These include sustainable revenues and earnings, product leadership, solid financial health, improving margins, good distribution strategies and strong management teams.

     Further, we believe that our technology positions are prudently allocated across several types of companies. For instance, as of September 30, the holdings spanned companies as diverse as wireless technology, data storage, hardware, software and networking.

     At times, investing in technology-related companies can entail a relatively high degree of volatility -- even in established, "blue chip" firms that meet our investment criteria and diversification parameters. Our research process -- which stresses hands-on, intensive industry and company analysis -- helps us gain an understanding of the sustainability of an individual company's earnings growth potential, viewed continuously in the context of the overall competitive landscape.

                             OVERVIEW OF FOCUS FUND

                                                        As of September 30, 1999

FUND PROFILE

The Focus Fund is a non-diversified fund that seeks long-term growth of capital.


--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                               one             avg. annual
                              year           since inception
                           ----------        ----------------

Marsico Focus Fund            41.02%              37.42%
S&P 500(R) Index              27.80%              18.97%

-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
9/30/99                                    $  2,258,140,651

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
Net Asset Value Per Share                  $          17.43


-------------------------------------------------------------------------------
TOP FIVE HOLDINGS
-------------------------------------------------------------------------------

EMC Corporation                                        10.1%
Citigroup, Inc.                                         6.5
QUALCOMM Incorporated                                   6.3
Lucent Technologies, Inc.                               5.8
Sun Microsystems, Inc.                                  5.3

-------------------------------------------------------------------------------
SECTOR ALLOCATION(2)
-------------------------------------------------------------------------------

Technology                                             47.5%
Consumer Cyclical                                      20.3
Consumer Non-cyclical                                   9.9
Financial                                               9.5
Energy                                                  8.6
Industrial                                              4.2

Growth of $10,000(1)

[  ]  Marsico Focus Fund
[  ]  S&P 500(R) Index


                                    [GRAPH]


(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (commencement of operations). Returns for the Marsico Funds are based on net change in net asset value (NAV) and are unannualized, represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Marsico Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

                        OVERVIEW OF GROWTH & INCOME FUND

                                                        As of September 30, 1999

FUND PROFILE

The Growth & Income Fund is a diversified fund that seeks growth of capital with a limited emphasis on income. Although the Fund normally invests at least 25% of total assets in securities that have income potential, it emphasizes equity securities selected for their growth potential.

--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                one        avg. annual
                                year     since inception
                              -------   -----------------

Marsico Growth
   & Income Fund               41.16%        32.20%

S&P 500(R) Index               27.80%        18.97%

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------

9/30/99                                           $   688,489,798

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

Net Asset Value Per Share                         $         16.29


--------------------------------------------------------------------------------
TOP FIVE HOLDINGS
--------------------------------------------------------------------------------

QUALCOMM Incorporated                                         6.2%
EMC Corporation                                               6.0
Citigroup, Inc.                                               4.9
Microsoft Corporation                                         4.5
Time Warner Inc.                                              3.8

--------------------------------------------------------------------------------
SECTOR ALLOCATION(2)
--------------------------------------------------------------------------------

Technology                                                   40.3%
Consumer Cyclical                                            27.1
Consumer Non-cyclical                                        11.3
Financial                                                     9.3
Energy                                                        8.0
Industrial                                                    4.0

Growth of $10,000(1)
[  ]  Marsico Growth & Income Fund
[  ]  S&P 500(R) Index


                                    [GRAPH]

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (commencement of operations). Returns for the Marsico Funds are based on net change in net asset value (NAV) and are unannualized, represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in the Marsico Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

                               MARSICO FOCUS FUND

                                                         Schedule of Investments
                                                              September 30, 1999


                                                   # of Shares    Market Value in $    % of Net Assets
                                                  -------------   -----------------    ---------------
COMMON STOCKS
------------------------------------------------------------------------------------------------------

AIRLINES

UAL Corporation*                                        997,435   $    65,144,973              2.88%

BREWERY
Anheuser-Busch Companies, Inc.                        1,325,197        92,846,615              4.11

CABLE TELEVISION
MediaOne Group, Inc.*                                 1,026,587        70,128,724              3.11

CELLULAR TELECOMMUNICATIONS
Vodafone AirTouch PLC - SP ADR                           55,827        13,272,869              0.59

COMPUTER SOFTWARE
Microsoft Corporation*                                1,161,523       105,190,427              4.66

COMPUTERS - INTEGRATED SYSTEMS
Fujitsu Limited                                         708,000        22,072,785              0.98

COMPUTERS - MEMORY DEVICES
EMC Corporation*                                      3,200,539       228,638,505             10.13

COMPUTERS - MICRO
Dell Computer Corporation*                            1,420,143        59,379,729              2.63
Sun Microsystems, Inc.*                               1,275,432       118,615,176              5.25
                                                                  ---------------          --------
                                                                      177,994,905              7.88

CRUISE LINES
Carnival Corporation                                    362,224        15,756,744              0.70

DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                       3,346,555       147,248,420              6.52

DIVERSIFIED MANUFACTURING OPERATIONS
General Electric Company                                656,917        77,885,722              3.45

ELECTRONIC COMPONENTS - MISCELLANEOUS
NEC Corporation                                         845,000        16,974,387              0.75

ELECTRONIC COMPONENTS - SEMICONDUCTORS
Texas Instruments, Inc.                                 546,146        44,920,509              1.99

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                            1,020,710        63,985,758              2.83

INTERNET SOFTWARE
America Online, Inc.*                                   376,494        39,155,376              1.73

MEDICAL - BIOMEDICAL/GENE
Genentech, Inc.*                                        599,977        87,784,135              3.89

                               MARSICO FOCUS FUND

                                                         Schedule of Investments
                                                      September 30, 1999 (cont.)



                                                   # of Shares    Market Value in $    % of Net Assets
                                                  -------------   -----------------    ---------------

MEDICAL - DRUGS
Pfizer Inc.                                           1,862,376   $    66,929,137              2.96%

MEDICAL - WHOLESALE DRUG DISTRIBUTORS
Cardinal Health, Inc.                                 1,132,842        61,739,889              2.73

MULTIMEDIA
Time Warner Inc.                                      1,467,946        89,177,719              3.95

NETWORKING PRODUCTS
Cisco Systems, Inc.*                                  1,030,761        70,671,551              3.13

OIL - FIELD SERVICES
Halliburton Company                                     621,630        25,486,830              1.13
Schlumberger Limited                                  1,104,224        68,806,958              3.05
                                                                       94,293,788              4.18

OIL COMPANIES - INTEGRATED
Atlantic Richfield Company                              383,001        33,943,464              1.50
Royal Dutch Petroleum Company                         1,080,517        63,818,035              2.83
                                                                  ---------------          --------
                                                                       97,761,499              4.33

RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                                  1,086,203        74,540,681              3.30

RETAIL - CONSUMER ELECTRONICS
Best Buy Co., Inc.*                                     214,651        13,321,778              0.59

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                                 1,514,439        72,030,505              3.19

RETAIL - RESTAURANTS
McDonald's Corporation                                1,260,684        54,209,412              2.40

TELECOMMUNICATIONS EQUIPMENT
Lucent Technologies, Inc.                             2,005,131       130,082,874              5.76
QUALCOMM Incorporated*                                  748,550       141,616,303              6.27
                                                                  ---------------          --------
                                                                      271,699,177             12.03
                                                                  ---------------          --------
Total Common Stocks (cost $1,848,413,375)                           2,235,375,990             98.99
                                                                  ---------------          --------

                               MARSICO FOCUS FUND

                                                         Schedule of Investments
                                                      September 30, 1999 (cont.)



                                          Principal/Shares    Market Value in $  % of Net Assets
                                          ----------------    -----------------  ---------------
SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------

Federal Home Loan Bank,
   5.170%, 10/1/99                         $   60,100,000      $     60,100,000        2.67%
SSgA Money Market Fund                             80,889                80,889          --

Total Short-Term Investments
   (cost $60,180,889)                                                60,180,889        2.67

Total Investments (cost $1,908,594,264)                           2,295,556,879      101.66
Liabilities Less Other Assets                                       (37,416,228)      (1.66)
                                                               ----------------   ---------
NET ASSETS                                                     $  2,258,140,651      100.00%
                                                               ================   =========



*Non-income producing.
 See notes to financial statements.

                          MARSICO GROWTH & INCOME FUND

                                                         Schedule of Investments
                                                              September 30, 1999


                                              # of Shares  Market Value in $    % of Net Assets
                                              -----------  -----------------    ---------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------
ADVERTISING AGENCIES
Young and Rubicam Inc.                             153,936   $   6,773,184            0.98%

AIRLINES
UAL Corporation*                                   265,292      17,326,884            2.52

BREWERY
Anheuser-Busch Companies, Inc.                     292,824      20,515,981            2.98

BROADCAST SERVICES/PROGRAMMING
UnitedGlobalCom Inc. - Class A                      82,621       5,917,729            0.86

BUILDING - RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.                              239,956       3,884,288            0.56

CABLE TELEVISION
MediaOne Group, Inc.*                              317,626      21,697,826            3.15

CELLULAR TELECOMMUNICATIONS
Sprint Corporation*                                 96,473       7,193,268            1.04

COMPUTER SOFTWARE
Microsoft Corporation*                             344,305      31,181,122            4.53

COMPUTERS - INTEGRATED SYSTEMS
Fujitsu Limited                                    212,000       6,609,365            0.96

COMPUTERS - MEMORY DEVICES
EMC Corporation*                                   575,191      41,090,207            5.97

COMPUTERS - MICRO
Dell Computer Corporation*                         421,005      17,603,272            2.56
Sun Microsystems, Inc.*                            181,368      16,867,224            2.45
                                                             -------------      ----------
                                                                34,470,496            5.01


COSMETICS & TOILETRIES
Estee Lauder Companies Inc. - Class A              139,249       5,439,414            0.79

DIVERSIFIED FINANCIAL SERVICES
Citigroup, Inc.                                    764,198      33,624,712            4.88

DIVERSIFIED MANUFACTURING OPERATIONS
General Electric Company                           178,497      21,163,051            3.07

ELECTRONIC COMPONENTS - MISCELLANEOUS
NEC Corporation - SP ADR                           253,000       5,082,272            0.74

ELECTRONIC COMPONENTS - SEMICONDUCTORS
Texas Instruments, Inc.                            111,142       9,141,429            1.33

FIBER OPTICS
JDS Uniphase Corporation*                           80,234       9,131,632            1.33

                          MARSICO GROWTH & INCOME FUND

                                                         Schedule of Investments
                                                      September 30, 1999 (cont.)


                                              # of Shares    Market Value in $    % of Net Assets
                                              -----------    -----------------    ---------------

FINANCE - MORTGAGE LOAN/BANKER
Fannie Mae                                          306,825   $  19,234,092            2.78%

HOTELS & MOTELS
Four Seasons Hotels, Inc.                           268,365       9,812,095            1.43

INTERNET SOFTWARE
America Online, Inc.*                               114,702      11,929,008            1.73

MEDICAL - BIOMEDICAL/GENE
Genentech, Inc.*                                    156,484      22,895,565            3.33

MEDICAL - DRUGS
Pfizer Inc.                                         383,202      13,771,322            2.00

MEDICAL - WHOLESALE DRUG DISTRIBUTORS
Cardinal Health, Inc.                               338,738      18,461,221            2.68
Priority Healthcare
   Corporation - Class B*                           176,087       5,436,686            0.79

                                                                 23,897,907            3.47

MULTIMEDIA
Time Warner Inc.                                    433,372      26,327,349            3.82

NETWORKING PRODUCTS
Cisco Systems, Inc.*                                309,106      21,193,080            3.08
Juniper Networks, Inc.*                              46,418       8,450,977            1.23
                                                              -------------        --------
                                                                 29,644,057            4.31

OIL - FIELD SERVICES
Halliburton Company                                 186,942       7,664,622            1.11
Schlumberger Limited                                328,614      20,476,760            2.98
                                                              -------------        --------
                                                                 28,141,382            4.09

OIL COMPANIES - EXPLORATION & PRODUCTION
Anadarko Petroleum Corporation                      170,277       5,204,091            0.76

OIL COMPANIES - INTEGRATED
Royal Dutch Petroleum Company                       323,750      19,121,484            2.78

PUBLISHING - BOOKS
Houghton Mifflin Company                            119,158       4,840,794            0.70

RENTAL AUTO/EQUIPMENT
The Hertz Corporation                               251,784      11,078,496            1.61

RETAIL - BUILDING PRODUCTS
The Home Depot, Inc.                                326,328      22,394,259            3.25

                          MARSICO GROWTH & INCOME FUND

                                                         Schedule of Investments
                                                      September 30, 1999 (cont.)



                                                    # of Shares       Market Value in $    % of Net Assets
                                                    -----------       -----------------    ---------------
RETAIL - CONSUMER ELECTRONICS
Best Buy Co., Inc.*                                   207,302         $  12,865,680                 1.87%

RETAIL - DISCOUNT
Wal-Mart Stores, Inc.                                 453,795            21,583,625                 3.13

RETAIL - JEWELRY
Tiffany & Co.                                         197,203            11,819,855                 1.72

RETAIL - RESTAURANTS
McDonald's Corporation                                305,062            13,117,666                 1.91

SUPER-REGIONAL BANKS
Northern Trust Corporation                             97,753             8,162,376                 1.19

TELECOMMUNICATIONS EQUIPMENT
Lucent Technologies, Inc.                             301,231            19,542,361                 2.84
QUALCOMM Incorporated*                                225,579            42,676,727                 6.20
                                                                      -------------            ---------
                                                                         62,219,088                 9.04

Total Common Stocks (cost $550,906,850)                                 658,303,051                95.62


                                             Principal Amount in $   Market Value in $        % of Net Assets
                                             ---------------------   -----------------        ---------------
CORPORATE BONDS
-------------------------------------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL
M.D.C. Holdings, Inc.,                          $   2,700,000             2,477,250                 0.36
   8.375%, 2/1/08

TELECOMMUNICATION SERVICES
Level 3 Communications, Inc.,
   6.000%, 9/15/09                                  6,300,000             6,252,750                 0.91

Total Corporate Bonds (cost $8,920,891)                                   8,730,000                 1.27


                                                Principal/Shares     Market Value in $        % of Net Assets
                                             ---------------------   -----------------        ---------------

SHORT-TERM INVESTMENTS
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank,
   5.170%, 10/1/99                                 27,000,000            27,000,000                 3.92
SSgA Money Market
Fund                                                   95,149                95,149                 0.01

Total Short-Term Investments
   (cost $27,095,149)                                                    27,095,149                 3.93

Total Investments (cost $586,922,890)                                   694,128,200               100.82
Liabilities less Other Assets                                            (5,638,402)               (0.82)
                                                                      -------------            ---------
NET ASSETS                                                            $ 688,489,798               100.00%
                                                                      =============            =========


*Non-income producing.
 See notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                                                              September 30, 1999




                                                                        Growth &
                                                      Focus Fund      Income Fund
                                                        (000s)           (000s)
                                                     -------------    -------------
ASSETS
-----------------------------------------------------------------------------------

Investments, at value (cost $1,908,594
   and $586,923, respectively)                       $   2,295,557    $     694,128
Receivable for investments sold                             41,905            5,610
Receivable for capital stock sold                            2,558            2,452
Interest and dividends receivable                              639              290
Organizational expenses, net of
   accumulated amortization                                     89               89
Prepaid expenses and other assets                               72               39
                                                     -------------    -------------
Total Assets                                             2,340,820          702,608
                                                     =============    =============

-----------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------

Payable for investments purchased                           77,576           12,811
Payable for capital stock redeemed                           2,336              320
Accrued investment advisory fee                              1,595              480
Accrued distribution fee                                       420              221
Accrued expenses and other liabilities                         752              286
                                                     -------------    -------------
Total Liabilities                                           82,679           14,118
                                                     -------------    -------------
Net Assets                                           $   2,258,141    $     688,490
                                                     =============    =============

-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------

Paid-in-capital                                      $   1,886,559    $     579,674
Accumulated net realized gain (loss)
   on investments                                          (18,888)           1,554
Accumulated net realized gain on foreign
   currency transactions                                     3,507               57
Net unrealized appreciation on investments and
   foreign currency translations                           386,963          107,205
                                                     -------------    -------------
Net Assets                                           $   2,258,141    $     688,490
                                                     =============    =============

Shares Outstanding, $0.0001 par value
   (Unlimited shares authorized)                           129,525           42,269

Net Asset Value, Redemption Price
   and Offering Price Per Share
   (Net Assets/Shares Outstanding)*                  $       17.43    $       16.29
                                                     =============    =============


*Not in thousands.
 See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                                           For The Year Ended September 30, 1999



                                                                            Growth &
                                                            Focus Fund     Income Fund
                                                              (000s)          (000s)
                                                          -------------    -------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------

Interest                                                  $       3,835    $       1,525
Dividends (net of $102 and $59 of
   non-reclaimable foreign withholding taxes)                    10,841            3,368
                                                          -------------    -------------
Total Investment Income                                          14,676            4,893
                                                          -------------    -------------

----------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------

Investment advisory fees                                         14,486            4,570
Distribution fees                                                 4,261            1,271
Transfer agent fees and expenses                                  1,994              635
Federal and state registration fees                                 507              189
Fund administration fees                                            355              236
Printing and postage expenses                                       279               82
Custody and fund accounting fees                                    228              113
Professional fees                                                    81               81
Trustees' fees and expenses                                          76               76
Amortization of organizational costs                                 28               28
Miscellaneous                                                        27               10
                                                          -------------    -------------
Total Expenses                                                   22,322            7,291
Less expenses paid indirectly                                      (335)             (50)
                                                          -------------    -------------
Net Expenses                                                     21,987            7,241
                                                          -------------    -------------
Net Investment Loss                                              (7,311)          (2,348)

----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (Loss)
----------------------------------------------------------------------------------------

Net realized gain on investments                                 29,235           19,293
Net realized loss on options written                               (764)            (264)
Net realized gain on foreign currency transactions                3,073               --
Change in unrealized appreciation on
   investments and foreign currency translations                401,160          110,403
                                                          -------------    -------------
Net Gain on Investments                                         432,704          129,432
                                                          -------------    -------------
Net Increase in Net Assets
   Resulting from Operations                              $     425,393    $     127,084
                                                          =============    =============

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                         Focus Fund                          Growth & Income Fund
                                                --------------------------------       --------------------------------
                                                  Year Ended       12/31/97* to          Year Ended      12/31/97* to
                                                9/30/99 (000s)    9/30/98 (000s)       9/30/99 (000s)    9/30/98 (000s)
                                                --------------    --------------       --------------    --------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------

Net investment loss                             $      (7,311)    $        (814)       $      (2,348)    $        (118)
Net realized gain (loss)
   on investments                                      29,235           (40,088)              19,293           (15,147)
Net realized loss on options written                     (764)               --                 (264)               --
Net realized gain on
   foreign currency transactions                        3,073               434                   --                57
Change in unrealized appreciation/
   depreciation on investments and
   foreign currency translations                      401,160           (14,198)             110,403            (3,198)
                                                -------------     -------------        -------------     -------------
Net increase in net assets
resulting from operations                             425,393           (54,666)             127,084           (18,406)
                                                -------------     -------------        -------------     -------------

-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------

Proceeds from sale of shares                        1,659,307         1,280,834              512,070           368,490
Redemption of shares                                 (684,816)         (367,961)            (214,183)          (86,615)
                                                -------------     -------------        -------------     -------------
Net increase from
  capital share transactions                          974,491           912,873              297,887           281,875
                                                -------------     -------------        -------------     -------------
Total Increase in Net Assets                        1,399,884           858,207              424,971           263,469

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

Beginning of period                                   858,257                50              263,519                50

End of period                                   $   2,258,141     $     858,257        $     688,490     $     263,519
                                                =============     =============        =============     =============

-----------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
-----------------------------------------------------------------------------------------------------------------------

Shares sold                                           103,441            97,470               32,231            29,846
Shares redeemed                                       (43,360)          (28,031)             (12,795)           (7,018)
                                                -------------     -------------        -------------     -------------
Net increase                                           60,081            69,439               19,436            22,828
                                                =============     =============        =============     =============




*Commencement of operations.
 See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

               For a Fund Share Outstanding Throughout the Period


                                                            Focus Fund                     Growth & Income Fund
                                                -------------------------------        -------------------------------
                                                   Year Ended       12/31/97* to         Year Ended      12/31/97* to
                                                    9/30/99           9/30/98             9/30/99          9/30/98
                                                -------------     -------------        -------------     -------------
Net Asset Value, Beginning of Period            $       12.36     $       10.00        $       11.54     $       10.00

----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------

Net investment loss                                     (0.06)            (0.01)               (0.06)            (0.01)
Net realized and unrealized gains
   on investments                                        5.13              2.37                 4.81              1.55
                                                -------------     -------------        -------------     -------------
Total from investment operations                         5.07              2.36                 4.75              1.54
                                                -------------     -------------        -------------     -------------
Net Asset Value, End of Period                  $       17.43     $       12.36        $       16.29     $       11.54
                                                =============     =============        =============     =============


Total Return                                            41.02%            23.60%(1)            41.16%            15.40%(1)

----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------------------------------------------------------------------------------------------------

Net assets, end of period (000s)                $   2,258,141     $     858,257        $     688,490     $     263,519

Ratio of expenses to average net assets,
   less waivers and before expenses
   paid indirectly                                       1.31%             1.56%(2)             1.43%             1.51%(2)

Ratio of net investment loss to average
   net assets, net of waivers and
   expenses paid indirectly                             (0.43)%           (0.27)%(2)           (0.46)%           (0.14)%(2)

Ratio of expenses to average net
   assets, before waivers and expenses
   paid indirectly                                       1.31%             1.56%(2)             1.43%             1.78%(2)

Ratio of net investment loss to average
   net assets, before waivers and
   expenses paid indirectly                             (0.45)%           (0.27)%(2)           (0.47)%           (0.41)%(2)

Portfolio turnover rate                                   173%              170%(1)              137%              141%(1)



(1) Not annualized.

(2) Annualized.



*Commencement of operations.
 See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                                                              September 30, 1999

--------------------------------------------------------------------------------
1. ORGANIZATION
--------------------------------------------------------------------------------

The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Business Trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund and the Growth & Income Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund that seeks long-term growth of capital by normally investing in a core position of 20-30 common stocks. The Growth & Income Fund is a diversified fund, as defined in the 1940 Act, that seeks long-term growth of capital with a limited emphasis on income. The Funds commenced operations on December 31, 1997.

--------------------------------------------------------------------------------
2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     (a) INVESTMENT VALUATION - A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds' investment adviser pursuant to guidelines established by the Board of Trustees.

     (b) ORGANIZATION COSTS - Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

     (c) EXPENSES - The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Expenses Paid Indirectly in the Statement of Operations.

     Banc of America Securities is an affiliate of Marsico Capital Management, LLC through a degree of common ownership and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 1999, brokerage commissions paid to Banc of America Securities were $300,062 and $71,067 for the Focus Fund and Growth & Income Fund, respectively. Also, brokerage commissions were paid to an unaffiliated broker which reduced certain transfer agent fees and expenses in the amount of $304,014 and $40,367 for the Focus Fund and Growth & Income Fund, respectively, for the year ended September 30, 1999.

     (d) FEDERAL INCOME TAXES - Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

     (e) DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, net operating losses and Post-October capital losses. Accordingly, at September 30, 1999, reclassifications were recorded to decrease undistributed net investment loss by $7,311 and $2,348, decrease accumulated net realized gain on investments by $7,294 and $2,331, and decrease paid-in-capital by $17 and $17 for the Focus and Growth & Income Funds, respectively.

     (f) FOREIGN CURRENCY TRANSLATION - The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

     The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year end. Net unrealized appreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rates and changes in market prices of securities held.

     (g) FORWARD CURRENCY CONTRACTS AND FUTURES CONTRACTS - The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

     Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

     Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

     Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     (h) OPTIONS CONTRACTS - The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

     When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in put options written for the year ended September 30, 1999, for the Funds, were as follows:

                                      Focus Fund          Growth & Income Fund
                                 ---------------------   ----------------------
                                 Number of               Number of
                                 Contracts   Premiums    Contracts    Premiums
                                 ---------  ----------   ---------   ----------
Options outstanding at 9/30/98        --            --        --            --
Options written                    2,223     2,437,010       677       743,158
Options terminated in closing
   purchase transactions          (2,223)   (2,437,010)     (677)     (743,158)
Options exercised                     --            --        --            --
Options expired                       --            --        --            --
Options outstanding at 9/30/99        --            --        --            --

The Funds did not write call options during the year ended September 30, 1999.

     (i) OTHER - Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

--------------------------------------------------------------------------------
3. INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus and Growth & Income Funds. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus Fund's average net assets and 1.50% of the Growth & Income Fund's average net assets until January 1, 2001. This fee waiver is voluntary and may be terminated at any time. The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations. For the year ended September 30, 1999, the Adviser recovered previously waived fees of $249,672 in the Growth & Income Fund.

--------------------------------------------------------------------------------
4. SERVICE AND DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

--------------------------------------------------------------------------------
5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 1999, were as follows:

                             Focus Fund (000s)   Growth & Income Fund (000s)
                             -----------------   ---------------------------
PURCHASES
   U.S. Government                  90,068                11,259
   Other                         3,719,173               939,701

SALES
   U.S. Government                  86,208                22,497
   Other                         2,744,532               649,061

The cost of securities on a tax basis for the Focus and Growth & Income Funds is $1,929,216 and $590,539, respectively. At September 30, 1999, gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:



                             Focus Fund (000s)   Growth & Income Fund (000s)
                             -----------------   ---------------------------
Unrealized Appreciation          $ 415,272             $ 120,116
(Unrealized Depreciation)          (48,931)              (16,527)

Net Unrealized Appreciation
  on Investments                 $ 366,341             $ 103,589
                                 ---------             ---------


                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund and the Marsico Growth & Income Fund (constituting the Marsico Investment Fund, hereafter referred to as the "Trust") at September 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
November 3, 1999

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